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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 26, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-16511                 13-3526694
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

  c/o Prudential Securities
      Secured Financing
         Corporation
  Attention: Norman Chaleff                               10292
One New York Plaza, 12th Fl.                            (Zip Code)
     New York, New York
    (Address of Principal
     Executive Offices)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-16511) (as amended, the "Registration Statement"). The Depositor formed the Emergent Home Equity Loan Trust 1997-1 (the "Trust"), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1997 (the "Pooling and Servicing Agreement"), among the Depositor, Emergent Mortgage Corp., as servicer (the "Servicer") and First Union National Bank of North Carolina, as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $75,000,000 in aggregate principal amount of its Emergent Home Equity Loan Pass-Through Certificates, Class A (the "Certificates"), on March 26, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which are being filed as exhibits to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

     The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of three senior classes, the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, together the "Class A Certificates" and the Class R Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement.

     The assets of the Trust consist of a segregated pool of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together with all collections thereon and proceeds thereof, the Trustee's rights with respect to the Mortgage Loans under the insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Pooling and Servicing Agreement). On and prior to March 26, 1997 (the "Closing Date"), Emergent Mortgage Corp. (the "Originator") transferred the Mortgage Loans and the related assets to Emergent

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Mortgage Holdings Corporation (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of March 1, 1997, attached hereto as Exhibit 10.2, between the Originator, the Seller and Emergent Group, Inc. On the Closing Date, the Seller transferred the Mortgage Loans and the related assets to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of March 1, 1997, attached hereto as Exhibit 10.1, among the Seller, Emergent Group, Inc. and the Depositor. The Depositor, in turn, then transferred the Mortgage Loans and the related assets to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1.

     Interest payments on the Class A Certificates are based on the outstanding Certificate Principal Balance for the related Class A Certificates and the applicable Pass-Through Rate. The Class A-1 Pass-Through Rate will be 6.91% per annum; the Class A- 2 Pass-Through Rate will be 7.30% per annum; and the Class A-3 Pass-Through Rate will be 7.725% per annum. The Class A-1 Certificates have an initial Class A-1 Certificate Principal Balance of $44,788,000; the Class A-2 Certificates have an initial Class A-2 Certificate Principal Balance of $11,336,000; and the Class A-3 Certificates have an initial Class A-3 Certificate Principal Balance of $18,876,000.

     As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated December 4, 1996 and the Prospectus Supplement dated March 21, 1997 filed pursuant to Rule 424(b) of the Act on March 25, 1997.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1 Underwriting Agreement, dated March 21, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

     1.2 Indemnification Agreement, dated as of March 1, 1997 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., Emergent Mortgage Holdings Corporation, Emergent Mortage Corp. and Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of March 1, 1997, among Prudential Securities Secured Financing Corporation, as depositor, Emergent Mortgage Corp., as servicer and First Union National Bank of North Carolina, as trustee.

     4.2 Form of Certificate Insurance Policy and Endorsement No. 1 thereto dated March 26, 1997.

     4.3 Unaffiliated Seller's Agreement, dated as of March 1, 1997, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Mortgage Holdings Corporation.

     4.4 Purchase Agreement and Assignment, dated as of March 1, 1997, between the Originator, Emergent Mortgage Holdings Corporation and Emergent Group, Inc.

     23.1 Consent of Coopers & Lybrand dated March 25, 1997.

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                                  EXHIBIT INDEX

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Exhibit No.                      Description                          Page No.
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1.1              Underwriting Agreement, dated March
                 21, 1997 between Prudential
                 Securities Secured Financing
                 Corporation and Prudential
                 Securities Incorporated.
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1.2              Indemnification Agreement, dated as
                 of March 1, 1997 among Financial
                 Security Assurance Inc., Prudential
                 Securities Secured Financing
                 Corporation, Emergent Group, Inc.,
                 Emergent Mortgage Corp., Emergent
                 Mortgage Holdings Corporation. and
                 Prudential Securities Incorporated.
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4.1              Pooling and Servicing Agreement,
                 dated as of March 1, 1997, among
                 Prudential Securities Secured
                 Financing Corporation, as
                 depositor, Emergent Mortage Corp.,
                 as servicer, and First Union
                 National Bank of North Carolina, as
                 trustee.
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4.2              Form of Certificate Insurance
                 Policy and Endorsement No. 1
                 thereto dated March 26, 1997.
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4.3              Unaffiliated Seller's Agreement,
                 dated as of March 1, 1997, among
                 Prudential Securities Secured
                 Financing Corporation, Emergent
                 Mortgage Holdings Corporation and
                 Emergent Group, Inc.
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4.4              Purchase Agreement and Assignment,
                 dated as of March 1, 1997, between
                 Emergent Mortgage Holdings
                 Corporation, Emergent Mortgage
                 Corp. and Emergent Group, Inc.
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23.1             Consent of Coopers & Lybrand dated
                 March 25, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Prudential Securities Secured
                                            Financing Corporation, as
                                            Depositor



                                        By: /s/ Norman Chaleff
                                           --------------------------------
                                            Name:  Norman Chaleff
                                            Title: Vice President


Dated:  April 3, 1997